UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2015 (May 11,  2015)

BANKRATE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35206	65-0423422
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

11760 U.S. Highway One, Suite 200

North Palm Beach, Florida 33408

(Address of principal executive offices)

(561) 630-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

In connection with the Consent Solicitation Statement dated May 4,  2015 (the “Consent Solicitation Statement”) in respect of Bankrate, Inc.’s (the “Company”) outstanding 6.125% Senior Notes due 2018 (the “Notes”) issued pursuant to the Indenture, dated as of August 7, 2013 (as amended, supplemented, waived or otherwise modified, the “Indenture”) among the Company, the guarantors party thereto (the “Guarantors”) and Wilmington Trust, National Association, as trustee (the “Trustee”), the Company, the Guarantors and the Trustee entered into a Third Supplemental Indenture to the Indenture (the “Supplemental Indenture”), dated as of May 11,  2015, following receipt of consents with respect to $299,450,000 in aggregate principal amount of Notes.

The Supplemental Indenture modifies the Indenture such that (i) the financial information that would be required to be contained in (A) a quarterly report on Form 10-Q with respect to the fiscal quarter ended September 30, 2014 (the “2014 Q3 Report”) (subject to clause (ii) below), (B) an annual report on Form 10-K, including a “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and a report on the annual financial statements by the Company’s independent registered public accounting firm with respect to the fiscal year ended December 31, 2014 (collectively, the “2014 Annual Report”) and (C) a quarterly report on Form 10-Q with respect to the fiscal quarter ended March 31, 2015 (the “2015 Q1 Report”) will not be required to be delivered to the Trustee until June 24, 2015 (or, if the Second Consent Payment (as defined in the Consent Solicitation Statement) is made, July 14, 2015), (ii) the 2014 Q3 Report will not be required to be delivered to the Trustee if the unaudited financial information for the fiscal quarter ended September 30, 2014, presented in accordance with Item 302 of Regulation S-K in a level of detail that complies with Regulation S-X Article 10 but excluding footnotes, is included in the 2014 Annual Report that is delivered to the Trustee on or before June 24, 2015 (or, if the Second Consent Payment is made, July 14, 2015), (iii) the delivery of an officer’s certificate detailing any defaults relating to the delayed delivery of the 2014 Q3 Report, the 2014 Annual Report and the 2015 Q1 Report will not be required and (iv) the Holders agree to release and waive any default or non-compliance by the Company, the Guarantors and their subsidiaries arising from the failure to timely deliver the 2014 Q3 Report, the 2014 Annual Report and/or the 2015 Q1 Report prior to May 11, 2015, the date of execution of the Supplemental Indenture.

This description of the Supplemental Indenture and related matters is not complete and is qualified in its entirety by the actual terms of the Supplemental Indenture, a copy of which is incorporated herein by reference and attached hereto as Exhibit 4.1.

The Company's press release regarding the consent solicitation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 8.01Other Events.

On May 11, 2015, the Company announced that it had obtained a waiver, dated May 11, 2015 (the “Waiver”), to its existing revolving credit agreement (the “Credit Agreement”).  The Waiver to the Credit Agreement waives compliance by the Company with certain of the reporting covenants set forth in the Credit Agreement.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

The following exhibits are filed herewith:

4.1Supplemental Indenture, dated as of May 11,  2015 among Bankrate, Inc., the guarantors party thereto and Wilmington Trust, National Association, as trustee, relating to the 6.125% Senior Notes due 2018.

99.1Press release dated May 11,  2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2015	BANKRATE, INC.
	By:	/s/ James R. Gilmartin
James R. Gilmartin Senior Vice President, General Counsel